Financial Instruments	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]
NOTE 14: FINANCIAL INSTRUMENTS
We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the ordinary course of business, we are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.
The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $19.1 billion and $18.3 billion at December 31, 2017 and 2016, respectively. Additional information pertaining to foreign exchange and hedging activities is included in Note 1.
The following table summarizes the fair value of derivative instruments as of December 31, 2017 and 2016, which consist solely of foreign exchange contracts:

	Asset Derivatives		Liability Derivatives
(dollars in millions)	2017	2016	2017	2016
Derivatives designated as hedging instruments	$178	$15	$18	$196
Derivatives not designated as hedging instruments	75	155	60	158

As discussed in Note 9, at December 31, 2017 we have issued approximately €3.7 billion of euro-denominated long-term debt, which qualifies as a net investment hedge against our investments in European businesses. As of December 31, 2017, the net investment hedge is deemed to be effective.
The impact from foreign exchange derivative instruments that qualified as cash flow hedges was as follows:

	Year Ended December 31,
(dollars in millions)	2017	2016
Gain recorded in Accumulated other comprehensive loss	$347	$75
(Gain) loss reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	$(39)	$171

Assuming current market conditions continue, a $66 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2017, all derivative contracts accounted for as cash flow hedges mature by December 2021.
The effect on the Consolidated Statement of Operations of foreign exchange contracts not designated as hedging instruments was as follows:

	Year Ended December 31,
(dollars in millions)	2017	2016
Gain recognized in Other income, net	$77	$56

During the year ended December 31, 2017, we had net cash payments of approximately $317 million for the settlement of derivative contracts. During the years ended December 31, 2016 and 2015, we had net cash receipts of approximately $249 million and $160 million, respectively, from the settlement of derivative contracts.